UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                October 12, 2006
                                ----------------
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


            000-50796                                 16-1171179
            ---------                                 ----------
    (Commission File Number)               (IRS Employer Identification No.)


           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (312) 274-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As indicated in a press release issued by Standard Parking Corporation ("SPC") on October 12, 2006, the Company announced that its Board of Directors has increased the authorization to repurchase shares of the Company's outstanding common stock during 2006 to $20 million from $7.5 million through a combination of open market purchases and private purchases from Steamboat Industries, LLC.

A copy of SPC's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.


Item 9.01.  Exhibits.

99   Press release, dated October 12, 2006, issued by Standard Parking
     Corporation

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STANDARD PARKING CORPORATION



Date:  October 12, 2006            By:  /s/ G. MARC BAUMANN
                                      ------------------------------------------
                                      G. Marc Baumann,
                                      Chief Financial Officer